Exhibit 99.4
SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF REGISTRANT
THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY STATEMENTS OF OPERATIONS

	Year Ended December 31,
(In millions, except per share amounts)	2008	2007	2006
Net Sales	$7,833	$7,944	$7,914
Cost of Goods Sold	7,248	7,096	7,504
Selling, Administrative and General Expense	882	1,053	987
Rationalizations	43	—	129
Interest Expense	251	435	426
Other (Income) and Expense	(244)	(230)	(260)

Loss from Continuing Operations before Income Taxes and Equity in Earnings of Subsidiaries	(347)	(410)	(872)
United States and Foreign Taxes	10	30	(28)
Equity in Earnings of Subsidiaries	280	560	453

Income (Loss) from Continuing Operations	(77)	120	(391)
Discontinued Operations	—	463	43

Net Income (Loss)	$(77)	$583	$(348)

Net Income (Loss) Per Share — Basic
Income (Loss) from Continuing Operations	$(0.32)	$0.60	$(2.21)
Discontinued Operations	—	2.30	0.25

Net Income (Loss)	$(0.32)	$2.90	$(1.96)

Weighted Average Shares Outstanding	241	201	177

Net Income (Loss) Per Share — Diluted
Income (Loss) from Continuing Operations	$(0.32)	$0.59	$(2.21)
Discontinued Operations	—	2.25	0.25

Net Income (Loss)	$(0.32)	$2.84	$(1.96)

Weighted Average Shares Outstanding	241	205	177
The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY BALANCE SHEETS

	December 31,
(Dollars in millions)	2008	2007
Assets
Current Assets:
Cash and cash equivalents	$822	$2,516
Restricted cash	6	178
Accounts receivable, less allowance — $26 ($24 in 2007)	763	837
Inventories:
Raw materials	295	256
Work in process	44	57
Finished products	1,245	1,043

	1,584	1,356
Prepaid expenses and other current assets	124	97

Total Current Assets	3,299	4,984
Intangible Assets	110	110
Other Assets	173	221
Investments in Subsidiaries	4,216	4,842
Property, Plant and Equipment, less accumulated depreciation — $4,402 ($4,250 in 2007)	2,167	1,967

Total Assets	$9,965	$12,124

Liabilities
Current Liabilities:
Accounts payable-trade	$648	$680
Accounts payable to affiliates	714	989
Compensation and benefits	362	552
Other current liabilities	269	520
United States and foreign taxes	51	66
Long term debt and capital leases due within one year	501	102

Total Current Liabilities	2,545	2,909
Long Term Debt and Capital Leases	3,300	3,750
Compensation and Benefits	2,450	2,053
Deferred and Other Noncurrent Income Taxes	38	76
Other Long Term Liabilities	610	486

Total Liabilities	8,943	9,274
Commitments and Contingent Liabilities	—	—
Shareholders’ Equity
Preferred Stock, no par value:
Authorized, 50,000,000 shares, unissued	—	—
Common Stock, no par value:
Authorized, 450,000,000 shares in 2008 and 2007
Outstanding shares, 241,289,921 (240,122,374 in 2007)	241	240
Capital Surplus	2,764	2,722
Retained Earnings	1,463	1,540
Accumulated Other Comprehensive Loss	(3,446)	(1,652)

Total Shareholders’ Equity	1,022	2,850

Total Liabilities and Shareholders’ Equity	$9,965	$12,124

The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY STATEMENTS OF SHAREHOLDERS’ EQUITY (DEFICIT)

					Accumulated
					Other	Total
	Common Stock		Capital	Retained	Comprehensive	Shareholders’
(Dollars in millions)	Shares	Amount	Surplus	Earnings	Loss	Equity (Deficit)
Balance at December 31, 2005 as reported (after deducting 19,168,917 treasury shares)	176,509,751	$177	$1,398	$1,298	$(2,800)	$73
Adjustment to initially apply FASB Staff Position APB 14-1 for convertible debt			60	(25)		35

Balance at December 31, 2005 as restated (after deducting 19,168,917 treasury shares)	176,509,751	177	1,458	1,273	(2,800)	108
Comprehensive income (loss):
Net loss				(348)		(348)
Foreign currency translation (net of tax of $0)					233
Reclassification adjustment for amounts recognized in income (net of tax of $0)					2
Additional pension liability (net of tax of $37)					439
Unrealized investment loss (net of tax of $0)					(4)
Deferred derivative gain (net of tax of $0)					1
Reclassification adjustment for amounts recognized in income (net of tax of $(3))					(3)

Other comprehensive income (loss)						668

Total comprehensive income (loss)						320
Adjustment to initially apply FASB Statement No. 158 for pension and OPEB (net of tax of $47)					(1,199)	(1,199)
Common stock issued from treasury:
Stock-based compensation plans	1,709,219	1	11			12
Stock-based compensation			18			18

Balance at December 31, 2006 (after deducting 17,459,698 treasury shares)	178,218,970	$178	$1,487	$925	$(3,331)	$(741)
The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY STATEMENTS OF SHAREHOLDERS’ EQUITY (DEFICIT) (continued)

					Accumulated
					Other	Total
	Common Stock		Capital	Retained	Comprehensive	Shareholders’
(Dollars in millions)	Shares	Amount	Surplus	Earnings	Loss	Equity (Deficit)
Balance at December 31, 2006 (after deducting 17,459,698 treasury shares)	178,218,970	$178	$1,487	$925	$(3,331)	$(741)

Adjustment for adoption of FIN 48 (Note 15)				32		32
Comprehensive income (loss):
Net income				583		583
Foreign currency translation (net of tax of $1)					482
Reclassification adjustment for amounts recognized in income (net of tax of $0)					(13)
Prior service credit from defined benefit plan amendments (net of tax of $0)					488
Amortization of prior service cost and unrecognized gains and losses included in net periodic benefit cost (net of tax of $8)					154
Decrease in net actuarial losses (net of tax of $12)					445
Immediate recognition of prior service cost and unrecognized gains and losses due to curtailments, settlements and divestitures (net of tax of $10)					137
Unrealized investment loss (net of tax of $0)					(14)
Other comprehensive income (loss)						1,679

Total comprehensive income (loss)						2,262
Issuance of shares for public equity offering	26,136,363	26	808			834
Issuance of shares for conversion of debt	28,728,852	29	309			338
Common stock issued from treasury:
Stock-based compensation plans	7,038,189	7	96			103
Stock-based compensation			22			22

Balance at December 31, 2007 (after deducting 10,438,287 treasury shares)	240,122,374	$240	$2,722	$1,540	$(1,652)	$2,850
The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY STATEMENTS OF SHAREHOLDERS’ EQUITY (DEFICIT) (continued)

					Accumulated
					Other	Total
	Common Stock		Capital	Retained	Comprehensive	Shareholders’
(Dollars in millions)	Shares	Amount	Surplus	Earnings	Loss	Equity (Deficit)
Balance at December 31, 2007 (after deducting 10,438,287 treasury shares)	240,122,374	$240	$2,722	$1,540	$(1,652)	$2,850

Comprehensive income (loss):
Net loss				(77)		(77)
Foreign currency translation (net of tax of $0)					(488)
Reclassification adjustment for amounts recognized in income (net of tax of $0)					(15)
Amortization of prior service cost and unrecognized gains and losses included in net periodic benefit cost (net of tax of $8)					99
Increase in net actuarial losses (net of tax of $11)					(1,452)
Immediate recognition of prior service cost and unrecognized gains and losses due to curtailments and settlements (net of tax of $0)					67
Unrealized investment loss (net of tax of $0)					(5)
Other comprehensive income (loss)						(1,794)

Total comprehensive income (loss)						(1,871)
Issuance of shares for conversion of debt	328,954	—	4			4
Common stock issued from treasury:
Stock-based compensation plans	838,593	1	4			5
Stock-based compensation			34			34

Balance at December 31, 2008 (after deducting 9,599,694 treasury shares)	241,289,921	$241	$2,764	$1,463	$(3,446)	$1,022

The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY CONDENSED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
(In millions)	2008	2007	2006
Cash Flows from Operating Activities:
Total operating cash flows from continuing operations	$(1,770)	$(363)	$233
Operating cash flows from discontinued operations	—	(4)	64

Total cash flows from operating activities	(1,770)	(367)	297

Cash Flows from Investing Activities:
Capital expenditures	(444)	(289)	(244)
Asset dispositions	193	107	49
Asset acquisitions	(1)	—	(71)
Capital contributions to subsidiaries	(131)	(476)	(1)
Capital redemptions from subsidiaries	603	701	—
Decrease (increase) in restricted cash	(3)	24	26
Investment in The Reserve Primary Fund	(360)	—	—
Return on investment in The Reserve Primary Fund	284	—	—
Other transactions	—	—	26

Total investing cash flows from continuing operations	141	67	(215)
Investing cash flows from discontinued operations	—	1,060	(20)

Total Cash Flows From Investing Activities	141	1,127	(235)

Cash Flows from Financing Activities:
Short term debt and overdrafts paid	(20)	(6)	(64)
Long term debt incurred	700	—	1,970
Long term debt paid	(750)	(1,790)	(402)
Common stock issued	5	937	12
Debt related costs and other transactions	—	(11)	(15)

Total financing cash flows from continuing operations	(65)	(870)	1,501
Financing cash flows from discontinued operations	—	—	(3)

Total cash flows from Financing Activities	(65)	(870)	1,498
Net Change in Cash of Discontinued Operations	—	—	1

Net Change in Cash and Cash Equivalents	(1,694)	(110)	1,561
Cash and Cash Equivalents at Beginning of the Year	2,516	2,626	1,065

Cash and Cash Equivalents at End of the Year	$822	$2,516	$2,626

The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
NOTES TO PARENT COMPANY FINANCIAL STATEMENTS
LONG TERM DEBT AND FINANCING ARRANGEMENTS
At December 31, 2008, the Parent Company was a party to various long term financing facilities. Under the terms of these facilities, the Parent Company has pledged a significant portion of its assets as collateral. The collateral included first and second priority security interests in current assets, certain property, plant and equipment, capital stock of certain subsidiaries, and other tangible and intangible assets. In addition, the facilities contain certain covenants that, among other things, limit the Parent Company’s ability to incur additional debt or issue redeemable preferred stock, make certain restricted payments or investments, incur liens, sell assets (excluding the sale of properties located in Akron, Ohio), incur restrictions on the ability of the Parent Company’s subsidiaries to pay dividends to the Parent Company, enter into affiliate transactions, engage in sale and leaseback transactions, and consolidate, merge, sell or otherwise dispose of all or substantially all of the Parent Company’s assets. These covenants are subject to significant exceptions and qualifications. The primary credit facilities permit the Parent Company to pay dividends on its common stock as long as no default will have occurred and be continuing, additional indebtedness can be incurred by the Parent Company under the facilities following the dividend payment, and certain financial tests are satisfied.
     In addition, in the event that the availability under the Parent Company’s first lien facility plus the aggregate amount of Available Cash is less than $150 million, the Parent Company will not be permitted to allow the ratio of EBITDA to Consolidated Interest Expense to be less than 2.0 to 1.0 for any period of four consecutive fiscal quarters. “Available Cash”, “EBITDA” and “Consolidated Interest Expense” have the meanings given them in the first lien facility. As provided in the Parent Company’s second lien term loan facility, if the Pro Forma Senior Secured Leverage Ratio (the ratio of Consolidated Net Secured Indebtedness to EBITDA) for any period of four consecutive fiscal quarters is greater than 3.0 to 1.0, before the Parent Company may use cash proceeds from certain asset sales to repay any junior lien, senior unsecured or subordinated indebtedness, the Parent Company must first offer to prepay borrowings under the second lien term loan facility. “Pro Forma Senior Secured Leverage Ratio,” “Consolidated Net Secured Indebtedness” and “EBITDA” have the meanings given them in the second lien term loan facility. For further information, refer to the Note to the Consolidated Financial Statements No. 12, Financing Arrangements and Derivative Financial Instruments.
     The first lien facility has customary representations and warranties including, as a condition to borrowing, that all such representations and warranties are true and correct, in all material respects, on the date of the borrowing, including representations as to no material adverse change in our financial condition since December 31, 2006.
     The annual aggregate maturities of long term debt and capital leases for the five years subsequent to December 31, 2008 are presented below. Maturities of debt credit agreements have been reported on the basis that the commitments to lend under these agreements will be terminated effective at the end of their current terms.

(In millions)	2009	2010	2011	2012	2013
Debt maturities	$501	$4	$978	$3	$703

COMMITMENTS AND CONTINGENT LIABILITIES
At December 31, 2008, the Parent Company did not have off-balance sheet financial guarantees written and other commitments.
     At December 31, 2008, the Parent Company had recorded costs related to a wide variety of contingencies. These contingencies included, among other things, environmental matters, workers’ compensation, general and product liability and other matters. For further information, refer to the Note to the Consolidated Financial Statements No. 20, Commitments and Contingent Liabilities.

DIVIDENDS
The Parent Company used the equity method of accounting for investments in consolidated subsidiaries during 2008, 2007 and 2006.
     The following table presents dividends received during 2008, 2007 and 2006:

(In millions)	2008	2007	2006
Consolidated subsidiaries	$209	$562	$247

There were no stock dividends received from consolidated subsidiaries in 2008, 2007 and 2006.
SUPPLEMENTAL CASH FLOW INFORMATION
The Parent Company made cash payments for interest in 2008, 2007 and 2006 of $298 million, $455 million and $410 million, respectively. The Parent Company had net cash payments for income taxes in 2008 of $14 million and net cash receipts for income taxes in 2007 and 2006 of $4 million and $6 million, respectively.
INTERCOMPANY TRANSACTIONS
The following amounts included in the Parent Company Statements of Operations have been eliminated in the preparation of the consolidated financial statements:

(In millions)	2008	2007	2006
Sales	$1,134	$1,165	$1,166
Cost of Goods Sold	1,159	1,157	1,160
Interest Expense	23	36	33
Other (Income) and Expense	(559)	(437)	(422)

Income before Income Taxes	$511	$409	$395